EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 1, 2006 (this "Agreement"), is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $2,903,975,599 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $4,229,859,030 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place March 7, 2006, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase
Price") for the Mortgage Loans shall be equal to (i)         % of the Wachovia
Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $2,975,371, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

                  (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

                  (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23", or in blank;

                  (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23", or in blank;

                  (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

                  (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23, as assignee", or in blank;

                  (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

                  (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

                  (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

                  (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

                  (xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

                  (xiv) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                  (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

                  (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

                  (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                  (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

                  (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller; and

                  (ix) The Seller has examined the information set forth under the caption "Description of the Mortgage Pool--Significant Originators" and "--The Sponsor" (the "Regulation AB Information") in the Preliminary Prospectus Supplement (as defined below), the Preliminary Memorandum (as defined below), the Prospectus Supplement, (as defined below), to the accompanying Prospectus (as defined below) and the Memorandum (as defined below), relating to the Certificates. The Regulation AB Information complies with all applicable requirements of Regulation AB (as defined below).

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90 day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon 30 days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible 30 day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90 day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have 10 Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within 90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--The Parties--The Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Mortgage Loans," "Risk Factors--The Mortgage Loans," and "Description of the Mortgage Pool--General," "--Mortgage Loan History," "--Certain Terms and Conditions of the Mortgage Loans," "--Assessments of Property Condition," "--Co-Lender Loans," "--Additional Mortgage Loan Information," "--Twenty Largest Mortgage Loans," "--The Mortgage Loan Sellers," "--Underwriting Standards," and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "v" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's special loan committee authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchasers within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), (ii) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with any Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement, the Preliminary Memorandum and the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to
Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchasers by the Seller; provided, that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchasers (or to the benefit of any person controlling such Underwriter or Initial Purchasers) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if
(x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchasers received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-127668 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated February 24, 2006, as supplemented by the prospectus supplement dated February 24, 2006 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus dated February 13, 2006 consisting of the preliminary free writing prospectus, including the base prospectus, dated February , 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus dated February 21, 2006, as further supplemented by that certain free writing prospectus dated February 23, 2006; "Preliminary Memorandum" shall mean the preliminary private placement memorandum dated February 21, 2006, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated February 24, 2006, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-PB, Class A-4, Class A-5, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus, the Preliminary Prospectus Supplement and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated March 7, 2006 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto. "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the SEC in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission (the "Commission") in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchasers, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchasers shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchasers with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchasers' officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       SELLER


                                       WACHOVIA BANK, NATIONAL ASSOCIATION


                                       By:   /s/ H. Royer Culp, Jr.
                                          --------------------------------------
                                          Name:  H. Royer Culp, Jr.
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161



                                       PURCHASER

                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.


                                       By:   /s/ Wayne M. Fitzgerald, II
                                          --------------------------------------
                                          Name:  Wayne M. Fitzgerald, II
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

               General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event --- of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to American Capital Strategies, Ltd., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to American Capital Strategies, Ltd., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

      in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on
            Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 56 and 84 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan number 1, which Mortgage Loan is secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties, or with respect to loan numbers 12 and 227, which Mortgage Loans are secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                 SCHEDULE II

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 5
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
119  Arbutus Business Center             The Mortgage Loan has an "IDOT"
162  Piney Ridge                         structure, whereby the obligations of
163  Sulphur Spring Business Park        the Borrower are guaranteed by the
                                         property owner, and which guaranty is
                                         secured by certain real property
                                         under an Indemnity Deed of Trust.

Exceptions to Representation 8
------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
1  Prime Outlets Pool                    This Mortgage Loan is
4  Hyatt Center                          cross-collateralized and cross-
                                         defaulted with its related pari passu
                                         Companion Loan, which is not included
                                         in the Mortgage Pool. In addition, the
                                         pari passu Companion Loan is secured by
                                         the same Mortgaged Property and the
                                         same Mortgage Loan securing this
                                         Mortgage Loan.

168  SSA -Austin, TX                     The Mortgaged Property was under
                                         construction as of the date of
                                         origination.  The mechanics lien
                                         exception cannot be removed in
                                         Texas.  Upon completion, the
                                         Mortgagor is to deliver an
                                         endorsement to the title policy to
                                         delete the exception before the
                                         letter of credit, for the full amount
                                         of the Mortgage Loan, is released.

4  Hyatt Center                          Non-material mechanics liens existed
                                         at the time of origination.  These
                                         mechanics liens are not listed as
                                         exceptions on the title policy.

33  215 South Monroe Building            Certain tenants of the Mortgaged
147  CVS - Washington, DC                Property have been granted a right of
190  Walgreen's - Claremore              first refusal and/or purchase options
206  Walgreen's - Reynoldsburg, OH       to purchase the related Mortgaged
219  Walgreen's - Rainbow City           Property under the terms of their
243  Walgreen's - Dyersburg, TN          lease agreements.  Each right of
246  Walgreen's - Brainard, MN           first refusal and purchase option is
270  Walgreen's - Houston                subordinate to the related Mortgage
                                         and is not exercisable in a
                                         foreclosure sale.

Exceptions to Representation 11
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
2  1775 Broadway                         The required engineering escrow for
29  Cavalier Country Club Apartments     each Mortgaged Property is for an
60  Procacci Pool                        amount that is less than 125% of the
72  Ravinia Apartments                   estimated repair cost.
81  Chatham Crossing

Exceptions to Representation 12
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
168  SSA - Austin, TX                    The Mortgaged Property was under
                                         construction as of the date of
                                         origination.  The mechanics lien
                                         exception cannot be removed in
                                         Texas.  Upon completion, the
                                         Mortgagor is to deliver an
                                         endorsement to the title policy to
                                         delete the exception before the
                                         letter of credit, for the full amount
                                         of the Mortgage Loan, is released.

Exceptions to Representation 13
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
8 Britannia Business Center I            The Mortgagor has provided a blanket
                                         insurance policy with respect to this
                                         Mortgaged Property and with respect to
                                         two other properties that are not
                                         included in the Trust Fund with an
                                         aggregate limit of $200 million.

52  AMC - Highlands Ranch                Certain insurers are rated below A- by
                                         S&P or are not rated at all.

43  Dublin Retirement Village            A fifty percent (50%) co-insurance
55  West Park Place                      clause is permitted for general
112  Woodland Terrace                    business income(loss of rents)
138  Burgandy Place                      insurance.

151  Walgreens - Feasterville, PA        Each Mortgaged Property is self-
152  Walgreens - Southfield, MI          insured.
157  Walgreens - Taylor, MI
190  Walgreens - Claremore, OK
194  Walgreens - York, PA
197  Walgreens- Charlotte
200  Walgreens - Saginaw, MI
202  Walgreens - Flushing, MI
205  Walgreens - Stevensville, MI
206  Walgreens - Reynoldsburg, OH
216  Walgreens - Elk City, OK
219  Walgreens - Rainbow City, AL
227  CVS - Baton Rouge, LA
232  CVS - New Iberia, LA
233  Walgreens - Covington, LA
246  Walgreens - Brainerd, MN
256  Walgreens- Natchitoches, LA

Exceptions to Representation 23
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
75  Arvada Village                       Bridge Investment Group, LLC may be
                                         replaced as the managing member of
                                         Buchanan Bridge, LLC, the sole member
                                         of BB - CQ 9, LLC, so long as Buchanan
                                         Fund III, LLC retains control of
                                         Buchanan Bridge Arvada, LLC.

159  Arvada Green                        Bridge Investment Group, LLC may be
                                         replaced as the managing member of
                                         Buchanan Bridge, LLC, the sole member
                                         of BB - CQ 10, LLC, so long as Buchanan
                                         Fund III, LLC retains control of
                                         Buchanan Bridge Arvada, LLC.

                                         Bridge Co - Investment Fund I Arvada
                                         Green, LLC, or a new SPE may transfer
                                         its interest in the Mortgaged Property
                                         to BB - CQ 10, LLC if certain
                                         conditions are satisfied, as described
                                         in the related Mortgage Loan documents.

                                         Bridge Co-Investment Fund I Arvada
                                         Green, LLC shall be permitted to
                                         transfer all or part of its interests
                                         in the Mortgaged Property to up to two
                                         newly created tenant-in-common SPEs.

10  Doubletree Hotel - Chicago, IL       The following additional permitted
47  Doubletree Hotel - Atlanta, GA       transfers were approved by the lender:
                                         (iv) a one-time transfer to a private
                                         real estate investment trust ("REIT")
                                         owned, sponsored or controlled by the
                                         Procaccianti Group, LLC; provided,
                                         however, the Mortgagor shall provide
                                         notice to the lender of any such
                                         transfer to the REIT and (v) a transfer
                                         of interests in the Mortgagor to the
                                         lender as provided in the Mortgagor's
                                         limited partnership agreement.

37  1200 Wall Street                     The Mortgaged Property was acquired
                                         pursuant to a reverse 1031 exchange. As
                                         such, within 180 days from the
                                         origination date, all indirect
                                         interests in the Mortgagor will be
                                         transferred from the Exchange Company
                                         to entities controlled and owned by Zef
                                         Balaj and Lina Balaj.

4  Hyatt Center                          The Mortgage permits additional,
                                         non-customary transfers.  Each such
                                         non-customary transfer is conditioned
                                         on the delivery of a no-downgrade
                                         letter and an updated non-consolidation
                                         opinion.

8   Britannia Business Center I          The Mortgagor is permitted to transfer
13  3500 Maple                           tenant-in-common interests subject to
32  Mission Square Office Building       conditions set forth in the related
70  Lansing Towne Centre                 Mortgage Loan documents.

Exceptions to Representation 26
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
65  Shoppes at Cornerstone               The related Mortgage Loan documents
142  Taylor Junction                     permit the Mortgagor to obtain a
                                         release from the lien with respect to
                                         after-acquired parcels.

1  Prime Outlets Pool                    The related Mortgage Loan documents
3  620 Avenue of the Americas            permit a portion of the Mortgaged
9  Marriott - Irving, TX                 Property to be released, subject to
11  Horizon Pool                         certain conditions set forth therein.
19  Marriot Renaissance -
    Philadelphia, PA
23  Marriott - Saddle Brook, NJ
26  Marriott - Glen Allen, VA
30  Crown Plaza Bridgetown
50  Crowne Plaza Romulus
60  Procacci Pool
87  DEA/ATF Building
147  CVS - Washington, DC
168  SSA - Austin, TX

87  Kohl's - Lakewood, CO                The related Mortgage Loan documents
167  Walgreen's - Metairie, LA           permit a portion of the Mortgaged
246  Walgreen's - Brainard, MN           Property to be substituted, subject to
256  Walgreen's - Natchitoches, LA       several conditions set forth therein.
286  Tractor Supply - Parkersburg, WV

Exceptions to Representation 27
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------

246  Walgreen's - Brainard, MN           The Mortgaged Property currently does
                                         not have 103 parking spaces as required
                                         by zoning. The Mortgagor is required to
                                         bring the Mortgaged Property into
                                         compliance by January 1, 2006. An
                                         additional non-recourse carveout was
                                         added for any loss as a result of the
                                         non-compliance

84  Comfort Inn - New York, NY           Casualty up to seventy-five percent 75%
                                         of total floor area may be rebuilt as
                                         is and may continue to be used for
                                         existing use. Casualty of more than
                                         seventy-five 75% must be rebuilt in
                                         accordance with current law.

60  Procacci Pool                        The building located at 2140 West
                                         Washington (Orlando Plaza) is
                                         technically non-conforming since the
                                         building encroaches over the property
                                         line by approximately 3 inches. Title
                                         insurance coverage was obtained for the
                                         encroachment.

47  Doubletree Hotel - Atlanta, GA       The Mortgaged Property is currently 18
                                         parking spaces short of what is
                                         required by zoning. An additional
                                         non-recourse carveout was added for any
                                         loss as a result of the non-compliance.

87  DEA/ATF Building                     The Mortgaged Property was under
168  SSA -Austin, TX                     construction as of the date of
                                         origination, but is expected to be
                                         built in compliance with all relevant
                                         zoning codes.

Exceptions to Representation 29
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
43  Dublin Retirement Village            The non-consolidation opinion and
                                         second-tiered Special-Purpose Entity
                                         waived.

37  1200 Wall Street                     The non-consolidation opinion is a
                                         post-closing requirement.

20  Mountain Bay Plaza                   The mortgagee has waived the
28  Cal Oaks Plaza Shopping Center       requirements for a non-consolidation
29  Cavalier Country Club Apartments     opinion.
42  Summit Green
43  Dublin Retirement Village
44  Waterford Place Apartments

Exceptions to Representation 31
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
147  CVS - Washington, DC                The guarantor for this Mortgage Loan
                                         has been indicted in connection with
                                         his being the subject of an IRS
                                         investigation.

Exceptions to Representation 40
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
7  The InterContinental Hotel - Kansas   The guarantor for each of these
   City, MO                              Mortgaged Properties is not a natural
8  Britannia Business Center I           person.
9  Marriot - Irving, TX
10  Doubletree Hotel - Chicago, IL
11  Horizon Pool
13  3500 Maple
14  The Highland and Lodge Pool
17  Parkway Corporate Plaza
19  Marriott Renaissance -
    Philadelphia, PA
20  Mountain Bay Plaza
23  Marriot - Saddle Brook, NJ
24  1100 Technology Park Drive
26  Marriot - Glen Allen, VA
30  Crowne Plaza - Bridgeton, MO
32  Mission Square Office Building
44  Waterford Place Apartments
45  Green Mount Crossing
47  Doubletree Hotel - Atlanta, GA
48  University Place
50  Crowne Plaza - Romulus, MI
51  Marriot - Evansville, IN
52  AMC - Highlands Ranch
56  Doubletree Hotel - Tulsa, OK
57  2700 Ygnacio Valley Road
58  Colonial Village at Caledon Wood
59  Marina Pointe
61  Grande Club Apartments
63  Townpark Crossing
65  The Shoppes at Cornerstone
70  Lansing Towne Centre
85  Kohl's - Lakewood, CO
87  DEA/ATF Building
88  Waterford Landing Apartments
104  Holiday Inn - Phoenix, AZ
107  The Landing
142  Taylor Junction
155  Pepperstone Apartments
156  10 Campus Boulevard
167  Walgreens - Metairie, LA
168  SSA -Austin, TX
184  Habersham House
246  Walgreens - Brainerd, MN
256  Walgreens- Natchitoches, LA
286  Tractor Supply - Parkersburg, WV

1  Prime Outlets Pool                    Only the Mortgagor executed the
184  Habersham House                     Environmental Indemnity Agreement. The
                                         guarantor under the Indemnity and
                                         Guaranty Agreement is not liable for
                                         environmental matters.

77  Alexan Town East Apartments          An Environmental Insurance Policy was
                                         provided as a replacement for the
                                         standard Environmental Indemnity
                                         Agreement from the guarantors.

64  Sierra at Fall Creek                 Until such time after June 30, 2007 as
                                         the Mortgaged Property achieves a debt
                                         service coverage ratio of at least
                                         1.20x, the Mortgage Loan is recourse to
                                         the Mortgagor and the guarantor.
                                         Recourse is capped at $7,750,000.

194  Walgreens - York, PA                Section 2.6(c) of the Note and Section
                                         1 of the Indemnity and Guaranty
                                         Agreement state that until the
                                         mortgagee receives an estoppel
                                         certificate reasonably acceptable to
                                         the mortgagee from Walgreen Co., the
                                         guarantor and the Mortgagor absolutely
                                         and unconditionally guarantee to the
                                         mortgagee the prompt payment when due
                                         all sums which are due and payable
                                         under or in respect of the Mortgage
                                         Loan documents (including, without
                                         limitation, the payment of all
                                         principal, interest and other sums
                                         which are due and payable in respect
                                         thereof or in connection therewith or
                                         otherwise due and payable under the
                                         Note) and the performance of all
                                         obligations of the Mortgagor and the
                                         guarantor under the Mortgage Loan
                                         documents.

4   Hyatt Center                         There is no separate guarantor.
27 100 Motor Parkway
81 Chatham Crossing

119  Arbutus Business Center             The IDOT payment guarantor and fee
162  Piney Ridge                         owner of the Mortgaged Property is not
163  Sulphur Spring Business Park        a natural person.

Exceptions to Representation 46
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
65  Shoppes at Cornerstone               The related Mortgage Loan documents
142  Taylor Junction                     permit future subordinate debt secured
                                         by the Mortgaged Property without the
                                         prior written consent of the holder
                                         thereof, subject to certain conditions
                                         set forth therein.

Exceptions to Representation 47
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
51  Marriott Evansville                  After speaking with local taxing
                                         authorities, the title company was
                                         unable to confirm whether or not the
                                         Mortgaged Property is a separate tax
                                         parcel. As such, no tax parcel
                                         endorsement was issued. It is a
                                         post-closing condition for the
                                         Mortgagor to use its best efforts to
                                         obtain such endorsement.

Exceptions to Representation 50
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
81  Chatham Crossing                     The related Mortgage Loan documents do
87  DEA/ATF Building                     not require quarterly operating
168  SSA-Austin, TX                      statements.

8  Britannia Business Center I           The related Mortgage Loan documents do
15  Sunmark Plaza                        not require audited annual operating
43  Dublin Retirement Village            statements.

Exceptions to Representation 51
-------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
106  Hereford Estates and Mountain       The Mortgaged Property is not served by
Scene MHP                                public utilities.

127  Mountain Village Estates MHP

Exceptions to Representation 53(c)
----------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
27  100 Motor Parkway                    The consent of the lessor must be
                                         obtained in connection with an
                                         assignment of the Mortgagor's interest.

Exceptions to Representation 53(g)
----------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
27  100 Motor Parkway                    The Ground Lease terminates at the end
                                         of the PILOT period and the Mortgagor
                                         is required to purchase the building
                                         and the land at that time
                                         (approximately 7 years remaining on
                                         PILOT period).

12  Huntington Oaks Shopping Center      The Ground Lease is scheduled to expire
                                         on April 1, 2013. The Mortgagor holds
                                         the right to purchase the Mortgaged
                                         Property in fee simple at the
                                         expiration of the Ground Lease, with
                                         the exception of lot 3 of the Mortgaged
                                         Property, for which such right has been
                                         sold by the Mortgagor.

Exceptions to Representation 53(h)
----------------------------------

                 Loans                            Description of Exception
--------------------------------------   ---------------------------------------
27  100 Motor Parkway                    The Ground Lease is silent with respect
                                         to entering into a new lease with the
                                         mortgagee under such Mortgage Loan upon
                                         termination of such Ground Lease.

84  Comfort Inn - New York, NY           The Ground Lease only requires the
                                         lessor to enter into a new lease with
                                         the mortgagee upon termination due to a
                                         non-monetary event of default or a
                                         rejection of the Ground Lease in
                                         connection with a bankruptcy.

                                   EXHIBIT A

                             Mortgage Loan Schedule

Mortgage Loan Number   Loan Group Number   Property Name
--------------------   -----------------   ---------------------------------------------
1                                      1   Prime Outlets Pool(1)
1.01                                       Prime Outlets at San Marcos
1.02                                       Prime Outlets at Grove City
1.03                                       Prime Outlets at Ellenton
1.04                                       Prime Outlets at Jeffersonville
1.05                                       Prime Outlets at Pleasant Prairie
1.06                                       Prime Outlets at Huntley
1.07                                       Prime Outlets at Gulfport
1.08                                       Prime Outlets at Naples
1.09                                       Prime Outlets at Lebanon
1.10                                       Prime Outlets at Florida City
2                                      1   1775 Broadway
3                                      1   620 Avenue of the Americas(3)
4                                      1   Hyatt Center(1)
7                                      1   The InterContinental Hotel - Kansas City, MO
8                                      1   Britannia Business Center I
9                                      1   Marriott - Irving, TX(4)
10                                     1   Doubletree Hotel - Chicago, IL(5)
11                                     1   Horizon Pool
11.01                                      Prime Outlets at Burlington
11.02                                      Prime Outlets at Oshkosh
11.03                                      Prime Outlets at Fremont
12                                     1   Huntington Oaks Shopping Center
13                                     1   3500 Maple
14                                     2   The Highland and Lodge Pool(6)
14.01                                      The Lodge Apartments
14.02                                      Highland Ridge Apartments
15                                     1   Sunmark Plaza
17                                     1   Parkway Corporate Plaza
19                                     1   Marriott Renaissance - Philadelphia, PA(4)
20                                     1   Mountain Bay Plaza
21                                     2   Monteverde Apartments
22                                     1   Hohokam Towers
23                                     1   Marriott - Saddle Brook, NJ(4)
24                                     1   1100 Technology Park Drive
26                                     1   Marriott - Glen Allen, VA(4)
27                                     1   100 Motor Parkway
28                                     1   Cal Oaks Plaza Shopping Center
29                                     2   Cavalier Country Club Apartments
30                                     1   Crowne Plaza - Bridgeton, MO(4)
32                                     1   Mission Square Office Building
33                                     1   215 South Monroe Building
34                                     1   594 Broadway
37                                     1   1200 Wall Street West
38                                     1   353 Lexington Avenue
40                                     1   The Shoppes at Heron Lakes
42                                     2   Summit Green Apartments
43                                     1   Dublin Retirement Village
44                                     1   Waterford Place Apartments
45                                     2   Green Mount Crossing
47                                     1   Doubletree Hotel - Atlanta, GA(5)
48                                     1   University Place(7)
50                                     1   Crowne Plaza - Romulus, MI(4)
51                                     1   Marriott - Evansville, IN(4)
52                                     1   AMC - Highlands Ranch
55                                     1   West Park Place
56                                     1   Doubletree Hotel - Tulsa, OK
57                                     1   2700 Ygnacio Valley Road
58                                     2   Colonial Village at Caledon Wood
59                                     1   Marina Pointe
60                                     1   Procacci Pool
60.01                                      Lake Wales Plaza
60.02                                      Lake City Professional Plaza
60.03                                      Orlando Professional Plaza
61                                     2   Grande Club Apartments
63                                     2   Townpark Crossing
64                                     2   Sierra at Fall Creek
65                                     1   The Shoppes at Cornerstone
70                                     1   Lansing Towne Centre
71                                     1   Courtyard Carolina Beach
72                                     2   Ravinia Apartments
75                                     2   Arvada Village
77                                     2   Alexan Town East Apartments
81                                     1   Chatham Crossing
82                                     2   Adrian on Riverside
84                                     1   Comfort Inn - New York, NY
85                                     1   Kohl's - Lakewood, CO
86                                     2   Dakota Ranch Apartments
87                                     1   DEA/ATF Building
88                                     2   Waterford Landing Apartments
90                                     1   Shops at Hammock Cove
91                                     1   TownePlace Suites Hotel
96                                     1   990 Spring Garden Street
100                                    2   Carlton Park Apartments
101                                    1   Holiday Inn - Lake City, FL
102                                    2   Black Stone Acres Apartments
103                                    2   Legacy at Prescott Lakes Apartments
104                                    1   Holiday Inn - Phoenix, AZ
106                                    1   Hereford Estates and Mountain Scene MHP
107                                    2   The Landing
112                                    1   Woodland Terrace
113                                    1   Northwest Plaza
114                                    1   Gables at Wolf Creek Apartments
117                                    2   Duval Manor Apartments(8)
119                                    1   Arbutus Business Center
120                                    1   Holiday Inn Express - Phoenix, AZ(9)
122                                    1   Shorewood Crossings Shopping Center, Phase II
124                                    1   Hilton Garden Inn - Phoenix, AZ
127                                    1   Mountain Village Estates MHP
128                                    1   WOW Logistics - 1941 Engel Road
132                                    2   Greene Manor and King Phillip Apartments
133                                    1   Peakway Market Square
136                                    1   Cedar Bluff Shopping Center
138                                    1   Burgandy Place
139                                    2   Sea Pines Apartments
141                                    2   Douglas Cove
142                                    1   Taylor Junction
144                                    2   Buena Vista I Apartments
145                                    2   Tuffy Apartments Pool
145.01                                     110 North Boulevard
145.02                                     3224 Stuart Boulevard
145.03                                     3228 Stuart Boulevard
145.04                                     3408 Park Avenue
145.05                                     705 North Boulevard
145.06                                     2903 Monument Avenue
147                                    1   CVS - Washington, DC
148                                    1   WOW Logistics - Concord Ave.
151                                    1   Walgreens - Feasterville, PA
152                                    1   Walgreens - Southfield, MI
154                                    1   Arnold Pool
154.01                                     Arnold Building II
154.02                                     Arnold Building I
154.03                                     Atlantic Teleconnect Building
155                                    2   Pepperstone Apartments
156                                    1   10 Campus Boulevard
157                                    1   Walgreens - Taylor, MI
159                                    2   Arvada Green
160                                    2   Meridian Village Apartments
161                                    2   West Hills Apartments
162                                    2   Piney Ridge Apartments
163                                    1   Sulphur Spring Business Park
167                                    1   Walgreens - Metairie, LA
168                                    1   SSA -Austin, TX
172                                    2   Weatherbee Townhomes
175                                    1   Best Buy - Oxnard, CA
179                                    1   Springfield Gardens
184                                    1   Habersham House
186                                    1   Cordova Dexter Pool
186.01                                     The Shops of Cordova Station
186.02                                     The Commons of Dexter Lakes
190                                    1   Walgreens - Claremore, OK
191                                    1   White Horse Commons
194                                    1   Walgreens - York, PA
197                                    1   Walgreens - Charlotte, NC
198                                    2   Berkeley Flats
200                                    1   Walgreens - Saginaw, MI
202                                    1   Walgreens - Flushing, MI
204                                    1   Walgreens - Pittsburgh, PA
205                                    1   Walgreens - Stevensville, MI
206                                    1   Walgreens - Reynoldsburg, OH
213                                    1   WOW Logistics - Marshfield
216                                    1   Walgreens - Elk City, OK
218                                    1   WOW Logistics - Chippewa Falls
219                                    1   Walgreens - Rainbow City, AL
220                                    1   Deland Plaza
227                                    1   CVS - Baton Rouge, LA
232                                    1   CVS - New Iberia, LA
233                                    1   Walgreens - Covington, LA
243                                    1   Walgreens - Dyersburg, TN
246                                    1   Walgreens - Brainerd, MN
256                                    1   Walgreens- Natchitoches, LA
270                                    1   Walgreens - Houston, TX
282                                    1   CVS - Houston, TX
286                                    1   Tractor Supply - Parkersburg, WV
287                                    1   Brice Road Strip Center
288                                    1   North Towne Center
299                                    1   WOW Logistics - IP Building
305                                    1   Lake Wales No. 60

Mortgage Loan Number   Address                                                  City               State     Zip Code
--------------------   ------------------------------------------------------   ----------------   -------   ------------
1                      Various                                                  Various            Various        Various
1.01                   3939 Interstate Highway 35 South                         San Marcos         TX               78666
1.02                   1911 Leesburg-Grove City Road                            Grove City         PA               16127
1.03                   5461 Factory Shops Boulevard                             Ellenton           FL               34222
1.04                   8000 Factory Shops Boulevard                             Jeffersonville     OH               43128
1.05                   11211 120th Avenue                                       Pleasant Prairie   WI               53158
1.06                   11800 Factory Shops Boulevard                            Huntley            IL               60142
1.07                   10000 Factory Shops Boulevard                            Gulfport           MS               39503
1.08                   6060 Collier Boulevard                                   Naples             FL               34114
1.09                   One Outlet Village Boulevard                             Lebanon            TN               37090
1.10                   250 East Palm Drive                                      Homestead          FL               33034
2                      1775 Broadway                                            New York           NY               10019
3                      620 Avenue of the Americas                               New York           NY               10011
4                      71 South Wacker Drive                                    Chicago            IL               60606
7                      401 Ward Parkway                                         Kansas City        MO               64112
8                      4385, 4255, 4125 & 4155 Hopyard Road                     Pleasanton         CA               94588
9                      223 West Las Colinas Boulevard                           Irving             TX               75039
10                     198 East Delaware Place Court                            Chicago            IL               60611
11                     Various                                                  Various            Various        Various
11.01                  448 Fashion Way                                          Burlington         WA               98233
11.02                  3001 South Washburn Street                               Oshkosh            WI               54904
11.03                  6245 North Old 27                                        Fremont            IN               46737
12                     1321 South Mayflower Avenue                              Monrovia           CA               91016
13                     3500 Maple Avenue                                        Dallas             TX               75219
14                     Various                                                  Overland Park      KS             Various
14.01                  7575 West 106th Street                                   Overland Park      KS               66212
14.02                  11846 Perry Street                                       Overland Park      KS               66210
15                     611-711 Marks Street                                     Henderson          NV               89014
17                     1620-1680 East Roseville Parkway                         Roseville          CA               95661
19                     500 Stevens Drive                                        Philadelphia       PA               19113
20                     444 Castro Street                                        Mountain View      CA               94041
21                     3601 East McDowell Road                                  Phoenix            AZ               85008
22                     4605,4615,4635 East Elwood Street                        Phoenix            AZ               85040
23                     138 Pehle Avenue                                         Saddle Brook       NJ               07663
24                     1100 Technology Park Drive                               Billerica          MA               01821
26                     4240 Dominion Boulevard                                  Glen Allen         VA               23060
27                     100 Motor Parkway                                        Hauppauge          NY               11788
28                     40930-41090 California Oaks Road                         Murrieta           CA               92562
29                     25 Golfview Drive                                        Newark             DE               19702
30                     11228 Lone Eagle Drive                                   Bridgeton          MO               63044
32                     3750 University Avenue                                   Riverside          CA               92501
33                     215 South Monroe Street                                  Tallahassee        FL               32301
34                     594 Broadway                                             New York           NY               10012
37                     1200 Wall Street West                                    Lyndhurst          NJ               07071
38                     353 Lexington Avenue                                     New York           NY               10016
40                     5601-5691 Coral Ridge Drive                              Coral Springs      FL               33076
42                     230 Barton Creek Drive                                   Charlotte          NC               28262
43                     6470 Post Road                                           Dublin             OH               43016
44                     101 Shore Lake Drive                                     Greensboro         NC               27455
45                     1200 Greenfield Place                                    O' Fallon          IL               62269
47                     6120 Peachtree Dunwoody Road                             Atlanta            GA               30328
48                     1300 East Main Street                                    Carbondale         IL               62901
50                     8000 Merriman                                            Romulus            MI               48174
51                     7101 U.S. Highway 41 North                               Evansville         IN               47725
52                     103 Centennial Boulevard                                 Highlands Ranch    CO               80129
55                     3501 Executive Parkway                                   Toledo             OH               43606
56                     6110 South Yale Avenue                                   Tulsa              OK               74136
57                     2700 Ygnacio Valley Road                                 Walnut Creek       CA               94598
58                     100 Caledon Court                                        Greenville         SC               29615
59                     4311 Lincoln Boulevard                                   Los Angeles        CA               90292
60                     Various                                                  Various            FL             Various
60.01                  600-730 State Road 60 West                               Lake Wales         FL               33853
60.02                  1389-1491 West U.S. Highway 90                           Lake City          FL               32055
60.03                  2100-2140 West Washington Street & 31-41 Coburn Avenue   Orlando            FL               32805
61                     3740 Club Drive                                          Duluth             GA               30096
63                     3725 George Busbee Parkway NW                            Kennesaw           GA               30144
64                     14951 Bellows Falls Lane                                 Humble             TX               77396
65                     7860 Vaughn Road                                         Montgomery         AL               36117
70                     5415-5503 West Saginaw Highway                           Lansing            MI               48917
71                     100 Charlotte Avenue                                     Carolina Beach     NC               28428
72                     2400 Spring Rain Drive                                   Houston            TX               77379
75                     5839 Pierce Street                                       Arvada             CO               80003
77                     645 North Town East Boulevard                            Mesquite           TX               75150
81                     11312 US Highway 15 - 501 North                          Chapel Hill        NC               27517
82                     5243 Riverside Drive                                     Macon              GA               31210
84                     31 West 71st Street                                      New York           NY               10023
85                     3150 South Wadsworth Boulevard                           Lakewood           CO               80227
86                     1818 Ranch Road 12                                       San Marcos         TX               78666
87                     1003 17th Street North                                   Birmingham         AL               35203
88                     5901 Old Hickory Boulevard                               Hermitage          TN               37076
90                     4370 Thomasson Drive                                     Naples             FL               34112
91                     1000 Twin Dolphin Drive                                  Redwood City       CA               94065
96                     990 Spring Garden Street                                 Philadelphia       PA               19123
100                    2800-2900 Midvale Avenue                                 Philadelphia       PA               19129
101                    213 SW Commerce Boulevard                                Lake City          FL               32025
102                    1919 East Sussex Way                                     Fresno             CA               93720
103                    1998 Prescott Lakes Parkway                              Prescott           AZ               86301
104                    1500 North 51st Avenue                                   Phoenix            AZ               85043
106                    3613 Seisholtzville Road                                 Hereford           PA               18056
107                    18 Weather Hill Circle                                   Durham             NC               27705
112                    9524 East 71st Street                                    Tulsa              OK               74133
113                    1828-2038 North Saginaw Road                             Midland            MI               48640
114                    5228 Forsyth Road                                        Macon              GA               31210
117                    6350 Greene Street and 6347-51 Greene Street             Philadelphia       PA               19144
119                    1581-1589 Sulphur Spring Road                            Arbutus            MD               21227
120                    3401 East University Drive                               Phoenix            AZ               85034
122                    Route 59 & Black Road                                    Shorewood          IL               60431
124                    3422 East Elwood Street                                  Phoenix            AZ               85040
127                    498 Mountain Village Road                                Macungie           PA               18062
128                    1941 Engel Road                                          Wisconsin Rapids   WI               54495
132                    239-259 West Johnson Street; 6439-6445 Greene Street     Philadelphia       PA        19144; 19119
133                    812 West Williams Street                                 Apex               NC               27502
136                    9161 Middlebrook Pike                                    Knoxville          TN               37923
138                    8887 South Lewis Avenue                                  Tulsa              OK               74137
139                    4191 Hearthside Drive                                    Wilmington         NC               28412
141                    2660 Southwest 37th Avenue                               Miami              FL               33133
142                    SEQ of Taylor Road and Atlanta Highway                   Montgomery         AL               36117
144                    12100 Park Boulevard                                     Seminole           FL               33772
145                    Various                                                  Richmond           VA               23220
145.01                 110 North Boulevard                                      Richmond           VA               23220
145.02                 3224 Stuart Boulevard                                    Richmond           VA               23220
145.03                 3228 Stuart Boulevard                                    Richmond           VA               23220
145.04                 3408 Park Avenue                                         Richmond           VA               23220
145.05                 705 North Boulevard                                      Richmond           VA               23220
145.06                 2903 Monument Avenue                                     Richmond           VA               23220
147                    400 Massachusetts Avenue NW                              Washington         DC               20001
148                    3606 Concord Avenue                                      Schofield          WI               54476
151                    2 East Street Road                                       Feasterville       PA               19053
152                    28901 Greenfield Road                                    Southfield         MI               48076
154                    Various                                                  North Port         FL               34289
154.01                 1050 Corporate Avenue                                    North Port         FL               34289
154.02                 1001 Corporate Avenue                                    North Port         FL               34289
154.03                 2929 Commerce Parkway                                    North Port         FL               34289
155                    2021 Pepperstone Place                                   Greensboro         NC               27406
156                    10 Campus Boulevard                                      Newtown Square     PA               19073
157                    20030 Ecorse Road                                        Taylor             MI               48180
159                    7569 West 72nd Street                                    Arvada             CO               80003
160                    2620 Northcase Parkway SE                                Wilmington         NC               28405
161                    1000-12 Emery Road                                       Lawrence           KS               66044
162                    946-A Marimich Court                                     Eldersburg         MD               21784
163                    1622-1772 Sulphur Spring Road                            Arbutus            MD               21227
167                    4545 West Esplanade Avenue                               Metairie           LA               70006
168                    1029 Camino La Costa                                     Austin             TX               78752
172                    699 West Weatherbee Road                                 Fort Pierce        FL               34982
175                    2300 North Rose Avenue                                   Oxnard             CA               93030
179                    6715 Backlick Road                                       Springfield        VA               22150
184                    5200 Habersham Street                                    Savannah           GA               31405
186                    Various                                                  Memphis            TN               38016
186.01                 1010-1034 North Germantown Parkway                       Memphis            TN               38016
186.02                 1645 North Germantown Parkway                            Memphis            TN               38016
190                    601 West Will Rogers Boulevard                           Claremore          OK               74017
191                    6134 White Horse Road                                    Greenville         SC               29611
194                    2101 South Queen Street                                  York               PA               17403
197                    9800 Monroe Road                                         Charlotte          NC               28270
198                    1101-27 Indiana Street & 1100-24 Mississippi             Lawrence           KS               66044
200                    409 West Genesee Avenue                                  Saginaw            MI               48602
202                    1570 E. Pierson Road                                     Flushing           MI               48433
204                    10707 Frankstown Road                                    Pittsburgh         PA               15235
205                    2485 West Glenford Road                                  Stevensville       MI               49127
206                    2300 Baltimore Reynoldsburg Road                         Reynoldsburg       OH               43068
213                    1700 Laemle Avenue                                       Marshfield         WI               54449
216                    115 West 3rd Street                                      Elk City           OK               73644
218                    2701 Olson Drive                                         Chippewa Falls     WI               54729
219                    NEC of Rainbow Drive & Grand Avenue                      Rainbow City       AL               35906
220                    328-348 East New York Avenue                             Deland             FL               32724
227                    5360 Highland Road                                       Baton Rouge        LA               70808
232                    185 North Lewis Street                                   New Iberia         LA               70563
233                    73626 Highway 25                                         Covington          LA               70435
243                    2615 Lake Road                                           Dyersburg          TN               38024
246                    340 West Washington Street                               Brainerd           MN               56401
256                    300 Keyser Avenue                                        Natchitoches       LA               71457
270                    8808 Antoine                                             Houston            TX               77088
282                    6504 West Little York Road                               Houston            TX               77040
286                    US Route 14                                              Parkersburg        WV               26101
287                    2560-2580 Brice Road                                     Reynoldsburg       OH               43068
288                    7813-7833 Gall Boulevard                                 Zephyrhills        FL               33541
299                    2810 Industrial Street                                   Wisconsin Rapids   WI               54495
305                    550 State Road 60 West                                   Lake Wales         FL               33853

Mortgage Loan Number   County                 Cut-Off Date Loan Balance ($)   Monthly P&I Payments ($)
--------------------   --------------------   -----------------------------   ------------------------
1                      Various                               315,340,000.00               1,792,444.83
1.01                   Hays
1.02                   Mercer
1.03                   Manatee
1.04                   Fayette
1.05                   Kenosha
1.06                   Kane
1.07                   Harrison
1.08                   Collier
1.09                   Wilson
1.10                   Miami-Dade
2                      New York                              250,000,000.00               1,447,834.09
3                      New York                              205,000,000.00   IO
4                      Cook                                  162,500,000.00                 916,549.15
7                      Jackson                                73,500,000.00                 469,973.72
8                      Alameda                                60,000,000.00                 333,928.38
9                      Dallas                                 59,864,448.78                 349,381.77
10                     Cook                                   54,000,000.00                 331,929.81
11                     Various                                53,874,969.71                 309,321.97
11.01                  Skagit
11.02                  Winnebago
11.03                  Steuben
12                     Los Angeles                            51,000,000.00   IO
13                     Dallas                                 47,000,000.00                 274,876.68
14                     Johnson                                46,480,000.00                 263,325.38
14.01                  Johnson
14.02                  Johnson
15                     henderson                              45,850,000.00                 262,059.89
17                     Placer                                 44,500,000.00                 257,996.26
19                     Delaware                               39,909,484.42                 232,667.39
20                     Santa Clara                            39,500,000.00                 221,558.16
21                     Maricopa                               37,600,000.00   IO
22                     Maricopa                               35,000,000.00                 201,811.33
23                     Bergen                                 33,423,569.94                 193,797.74
24                     Middlesex                              32,574,000.00   IO
26                     Henrico                                31,428,132.93                 182,227.72
27                     Suffolk                                31,150,000.00                 182,773.57
28                     Riverside                              27,100,000.00                 157,116.82
29                     New Castle                             26,700,000.00                 147,107.81
30                     Saint Louis                            26,439,935.15                 153,974.09
32                     Riverside                              24,225,000.00                 139,376.30
33                     Leon                                   24,000,000.00                 137,930.33
34                     New York                               24,000,000.00   IO
37                     Bergen                                 22,000,000.00                 125,466.26
38                     New York                               22,000,000.00                 123,674.14
40                     Broward                                21,000,000.00                 118,840.72
42                     Mecklenburg                            20,500,000.00                 115,241.81
43                     Franklin                               20,358,000.00                 115,462.79
44                     Guilford                               20,293,000.00                 116,242.05
45                     Saint Clair                            20,250,000.00                 118,946.48
47                     Fulton                                 20,000,000.00                 122,936.97
48                     Jackson                                19,925,000.00                 107,938.01
50                     Wayne                                  19,455,873.66                 113,425.35
51                     Vanderburgh                            19,455,510.86                 112,807.64
52                     Douglas                                19,250,000.00                 112,704.91
55                     Lucas                                  17,628,000.00                  99,979.27
56                     Tulsa                                  17,400,000.00                 105,298.18
57                     Contra Costa                           17,000,000.00                 102,909.33
58                     Greenville                             17,000,000.00                  97,700.65
59                     Los Angeles                            17,000,000.00                  96,844.35
60                     Various                                16,796,227.49                  96,209.81
60.01                  Polk
60.02                  Columbia
60.03                  Orange
61                     Gwinnett                               16,500,000.00                  93,168.22
63                     Cobb                                   15,500,000.00                  87,521.67
64                     Harris                                 15,463,993.90                  88,591.68
65                     Montgomery                             14,327,344.88                  83,254.52
70                     Eaton                                  13,500,000.00                  74,714.82
71                     New Hanover                            13,357,768.27                  84,543.36
72                     Harris                                 13,150,000.00                  74,499.33
75                     Jefferson                              12,613,000.00                  73,205.91
77                     Dallas                                 12,285,000.00   IO
81                     Chatham                                11,700,000.00   IO
82                     Bibb                                   11,500,000.00                  65,874.12
84                     New York                               11,449,463.82                  73,603.36
85                     Jefferson                              11,440,000.00   IO
86                     Hays                                   11,300,000.00                  64,870.92
87                     Jefferson                              11,280,000.00                  62,340.46
88                     Davidson                               11,100,000.00                  62,954.95
90                     Collier                                11,000,000.00   IO
91                     San Mateo                              11,000,000.00                  66,592.65
96                     Philadelphia                           10,535,105.04                  59,759.90
100                    Philadelphia                           10,266,681.35                  59,130.14
101                    Columbia                               10,155,586.64                  65,656.41
102                    Fresno                                  9,977,371.11                  58,166.85
103                    Yavapai                                 9,976,540.80                  56,778.90
104                    Maricopa                                9,969,538.19                  64,613.65
106                    Berks                                   9,737,769.05                  56,523.44
107                    Durham                                  9,700,000.00                  55,746.84
112                    Tulsa                                   8,970,000.00                  50,874.41
113                    Midland                                 8,800,997.41                  52,993.82
114                    Bibb                                    8,580,539.15                  50,023.49
117                    Philadelphia                            8,380,326.53                  47,746.99
119                    Baltimore                               8,222,652.84                  46,687.43
120                    Maricopa                                8,200,000.00                  52,983.19
122                    Will                                    8,163,566.36                  46,468.05
124                    Maricopa                                8,050,000.00                  52,013.99
127                    Berks                                   7,901,960.13                  45,867.38
128                    Wood                                    7,891,852.44                  45,297.59
132                    Philadelphia                            7,366,139.66                  42,471.05
133                    Wake                                    7,350,000.00                  43,032.78
136                    Knox                                    7,160,000.00                  40,833.57
138                    Tulsa                                   6,864,000.00                  38,929.98
139                    New Hanover                             6,634,191.95                  38,963.70
141                    Miami - Dade                            6,600,000.00                  36,937.53
142                    Montgomery                              6,484,900.67                  37,151.35
144                    Pinellas                                6,400,000.00                  36,258.23
145                    Richmond City                           6,285,743.80                  36,645.11
145.01                 Richmond City
145.02                 Richmond City
145.03                 Richmond City
145.04                 Richmond City
145.05                 Richmond City
145.06                 Richmond City
147                    District of Columbia                    6,063,949.96                  37,962.43
148                    Marathon                                6,009,903.26                  34,495.59
151                    Bucks                                   5,978,462.95                  34,891.59
152                    Oakland                                 5,975,469.73                  34,874.12
154                    Sarasota                                5,821,889.61                  33,321.90
154.01                 Sarasota
154.02                 Sarasota
154.03                 sarasota
155                    Guilford                                5,720,000.00                  32,765.22
156                    Delaware                                5,700,000.00   IO
157                    Wayne                                   5,694,106.82                  33,232.03
159                    Jefferson                               5,550,000.00                  32,212.22
160                    New Hanover                             5,550,000.00                  32,141.92
161                    Douglas                                 5,500,000.00                  31,887.18
162                    Carroll                                 5,482,474.88                  31,852.35
163                    Baltimore                               5,481,768.56                  31,124.95
167                    Jefferson                               5,400,000.00   IO
168                    Travis                                  5,390,700.00                  29,869.50
172                    Saint Lucie                             5,200,000.00                  30,312.76
175                    Ventura                                 5,150,000.00                  29,112.02
179                    Fairfax                                 5,077,138.89                  32,238.70
184                    Chatham                                 5,000,000.00                  30,159.78
186                    Shelby                                  4,920,000.00                  28,400.00
186.01                 Shelby
186.02                 Shelby
190                    Rogers                                  4,708,529.16                  27,809.20
191                    Greenville                              4,600,000.00                  26,320.68
194                    York                                    4,410,095.80                  25,878.22
197                    Mecklenburg                             4,344,031.31                  25,219.86
198                    Douglas                                 4,300,000.00                  24,929.98
200                    Saginaw                                 4,281,305.83                  24,986.62
202                    Genesee                                 4,234,412.01                  24,712.94
204                    Allegheny                               4,136,676.31                  23,929.06
205                    Berrien                                 4,104,705.70                  23,955.94
206                    Fairfield                               4,100,790.44                  24,063.23
213                    Wood                                    3,931,005.90                  22,563.16
216                    Beckham                                 3,705,609.38                  21,626.73
218                    Chippewa                                3,553,024.57                  20,393.62
219                    Etowah                                  3,536,136.33                  20,884.89
220                    Volusia                                 3,534,475.85                  20,245.69
227                    East Baton Rouge                        3,468,018.83                  20,258.32
232                    Iberia                                  3,339,275.78                  19,214.42
233                    Saint Tammany                           3,267,503.59                  18,904.47
243                    Dyer                                    2,928,423.35                  17,183.84
246                    Crow Wing                               2,814,000.00   IO
256                    Natchitoches                            2,511,000.00   IO
270                    Harris                                  2,247,003.11                  13,271.10
282                    Harris                                  1,933,547.76                  11,311.35
286                    Wood                                    1,793,000.00   IO
287                    Franklin                                1,750,000.00                  10,514.65
288                    Pasco                                   1,742,356.67                  11,243.20
299                    Wood                                    1,094,156.50                   6,280.23
305                    Polk                                      577,463.66                   3,307.75

Mortgage Loan Number   Grace Days                        Mortgage Rate (%)    Number of Units   Unit of Measure
--------------------   -------------------------------   -----------------    ---------------   ---------------
1                                                                   5.5100%         3,492,882   Sq. Ft.
1.01                                                                                  640,974   Sq. Ft.
1.02                                                                                  532,290   Sq. Ft.
1.03                                                                                  476,534   Sq. Ft.
1.04                                                                                  409,923   Sq. Ft.
1.05                                                                                  270,324   Sq. Ft.
1.06                                                                                  279,387   Sq. Ft.
1.07                                                                                  302,799   Sq. Ft.
1.08                                                                                  145,962   Sq. Ft.
1.09                                                                                  226,816   Sq. Ft.
1.10                                                                                  207,873   Sq. Ft.
2                                                                   5.6800%           618,122   Sq. Ft.
3                                                                   5.8115%           669,513   Sq. Ft.
4                      5 default (after notice)                     5.4400%         1,472,460   Sq. Ft.
7                                                                   5.9200%               366   Rooms
8                                                                   5.3200%           296,537   Sq. Ft.
9                                                                   5.7300%               364   Rooms
10                                                                  5.5100%               345   Rooms
11                                                                  5.5800%           673,547   Sq. Ft.
11.01                                                                                 174,055   Sq. Ft.
11.02                                                                                 270,567   Sq. Ft.
11.03                                                                                 228,925   Sq. Ft.
12                                                                  5.7700%           252,510   Sq. Ft.
13                                                                  5.7700%           376,862   Sq. Ft.
14                                                                  5.4800%               918   Units
14.01                                                                                     548   Units
14.02                                                                                     370   Units
15                                                                  5.5600%           278,505   Sq. Ft.
17                                                                  5.6900%           286,775   Sq. Ft.
19                                                                  5.7200%               349   Rooms
20                                                                  5.3900%           165,390   Sq. Ft.
21                                                                  6.1000%               435   Units
22                                                                  5.6400%           272,728   Sq. Ft.
23                                                                  5.6700%               245   Rooms
24                                                                  5.4600%           239,903   Sq. Ft.
26                                                                  5.6700%               242   Rooms
27                                                                  5.8000%           191,818   Sq. Ft.
28                                                                  5.6900%           170,005   Sq. Ft.
29                                                                  5.2300%               744   Units
30                                                                  5.7100%               351   Rooms
32                                                                  5.6200%           125,020   Sq. Ft.
33                                                                  5.6100%           171,695   Sq. Ft.
34                                                                  5.2200%           216,363   Sq. Ft.
37                                                                  5.5400%           187,951   Sq. Ft.
38                                                                  5.4100%            78,000   Sq. Ft.
40                                                                  5.4700%           123,044   Sq. Ft.
42                                                                  5.4100%               300   Units
43                                                                  5.4900%               134   Units
44                                                                  5.5800%               240   Units
45                                                                  5.8100%               240   Units
47                                                                  5.5100%               224   Rooms
48                                                                  5.0800%           160,979   Sq. Ft.
50                                                                  5.7200%               359   Rooms
51                                                                  5.6700%               199   Rooms
52                                                                  5.7800%           109,260   Sq. Ft.
55                                                                  5.4900%               204   Units
56                                                                  5.3500%               370   Rooms
57                                                                  6.0900%           104,606   Sq. Ft.
58                                                                  5.6100%               350   Units
59                                                                  5.5300%            50,000   Sq. Ft.
60                                                                  5.5400%           248,628   Sq. Ft.
60.01                                                                                 104,460   Sq. Ft.
60.02                                                                                  98,410   Sq. Ft.
60.03                                                                                  45,758   Sq. Ft.
61                                                                  5.4500%               264   Units
63                                                                  5.4500%               300   Units
64                                                                  5.5600%               252   Units
65                                                                  5.6900%           117,504   Sq. Ft.
70                                                                  5.2700%           111,865   Sq. Ft.
71                                                                  5.7800%               144   Rooms
72                                                                  5.4800%               232   Units
75                                                                  5.7000%               264   Units
77                                                                  5.5800%               224   Units
81                                                                  5.4400%            95,933   Sq. Ft.
82                                                                  5.5800%               184   Units
84                                                                  5.9300%                96   Rooms
85                                                                  5.0600%            88,248   Sq. Ft.
86                                                                  5.6000%               188   Units
87                                                                  5.2300%            35,616   Sq. Ft.
88                                                                  5.4900%               184   Units
90                     2 default (once a year), 0 late              5.6500%            72,197   Sq. Ft.
91                                                                  5.7000%                95   Rooms
96                                                                  5.4700%           156,758   Sq. Ft.
100                                                                 5.6000%               121   Units
101                                                                 5.9900%               127   Rooms
102                                                                 5.7200%               232   Units
103                                                                 5.5000%               150   Units
104                                                                 6.0300%               144   Rooms
106                                                                 5.6800%               360   Pads
107                                                                 5.6100%               200   Units
112                                                                 5.4900%               150   Units
113                                                                 6.0200%           136,581   Sq. Ft.
114                                                                 5.7200%                73   Units
117                                                                 5.5100%               162   Units
119                                                                 5.4700%           226,528   Sq. Ft.
120                                                                 6.0300%               114   Rooms
122                                                                 5.5100%            55,709   Sq. Ft.
124                                                                 6.0300%                93   Rooms
127                                                                 5.6800%               279   Pads
128                                                                 5.5500%           472,500   Sq. Ft.
132                                                                 5.6100%               146   Units
133                                                                 5.7800%            51,326   Sq. Ft.
136                                                                 5.5400%            70,224   Sq. Ft.
138                                                                 5.4900%               133   Units
139                                                                 5.7800%               156   Units
141                                                                 5.3700%                92   Units
142                                                                 5.5600%            54,547   Sq. Ft.
144                                                                 5.4800%               208   Units
145                                                                 5.7200%                74   Units
145.01                                                                                     19   Units
145.02                                                                                     12   Units
145.03                                                                                     12   Units
145.04                                                                                     12   Units
145.05                                                                                     12   Units
145.06                                                                                      7   Units
147                                                                 5.4700%            12,933   Sq. Ft.
148                                                                 5.5500%           281,250   Sq. Ft.
151                                                                 5.7300%            14,820   Sq. Ft.
152                                                                 5.7300%            14,490   Sq. Ft.
154                                                                 5.5600%            86,200   Sq. Ft.
154.01                                                                                 35,200   Sq. Ft.
154.02                                                                                 36,000   Sq. Ft.
154.03                                                                                 15,000   Sq. Ft.
155                                                                 5.5800%               108   Units
156                                                                 5.5800%            44,000   Sq. Ft.
157                                                                 5.7300%            14,490   Sq. Ft.
159                                                                 5.7000%               108   Units
160                                                                 5.6800%               104   Units
161                                                                 5.6900%               115   Units
162                                                                 5.6800%               136   Units
163                                                                 5.4700%           166,769   Sq. Ft.
167                                                                 5.0500%            13,570   Sq. Ft.
168                                                                 5.2300%            23,311   Sq. Ft.
172                                                                 5.7400%                77   Units
175                                                                 5.4600%            48,168   Sq. Ft.
179                                                                 5.8000%            32,150   Sq. Ft.
184                                                                 5.8100%                63   Beds
186                                                                 5.6500%            25,450   Sq. Ft.
186.01                                                                                 18,950   Sq. Ft.
186.02                                                                                  6,500   Sq. Ft.
190                                                                 5.8400%            14,490   Sq. Ft.
191                                                                 5.5700%            33,620   Sq. Ft.
194                                                                 5.7800%            14,550   Sq. Ft.
197                                                                 5.6900%            14,490   Sq. Ft.
198                                                                 5.6900%               102   Units
200                                                                 5.7300%            15,120   Sq. Ft.
202                                                                 5.7300%            15,120   Sq. Ft.
204                                                                 5.6400%            14,550   Sq. Ft.
205                                                                 5.7300%            15,120   Sq. Ft.
206                                                                 5.7800%            14,820   Sq. Ft.
213                                                                 5.5500%           148,455   Sq. Ft.
216                                                                 5.7300%            14,550   Sq. Ft.
218                                                                 5.5500%           125,000   Sq. Ft.
219                                                                 5.8400%            14,560   Sq. Ft.
220                                                                 5.5400%            84,096   Sq. Ft.
227                                                                 5.7300%            13,813   Sq. Ft.
232                                                                 5.6000%            13,738   Sq. Ft.
233                                                                 5.6500%            14,820   Sq. Ft.
243                                                                 5.7800%            14,820   Sq. Ft.
246                                                                 5.4400%            15,120   Sq. Ft.
256                                                                 5.1400%            14,820   Sq. Ft.
270                                                                 5.8400%            14,560   Sq. Ft.
282                                                                 5.7600%            10,908   Sq. Ft.
286                                                                 5.5700%            21,688   Sq. Ft.
287                                                                 6.0200%             8,030   Sq. Ft.
288                                                                 5.9700%            16,280   Sq. Ft.
299                                                                 5.5500%            54,080   Sq. Ft.
305                                                                 5.5400%            26,243   Sq. Ft.

Mortgage Loan Number   Original Term to Maturity or ARD (Mos.)   Remaining Term to Maturity or ARD (Mos.)   Maturity Date or ARD
--------------------   ---------------------------------------   ----------------------------------------   --------------------
1                                                          120                                        118   01/11/16
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
2                                                          120                                        118   01/11/16
3                                                          120                                        119   02/11/16
4                                                          120                                        116   11/11/15
7                                                          120                                        119   02/11/16
8                                                          120                                        116   11/11/15
9                                                          120                                        118   01/11/16
10                                                         120                                        115   10/11/15
11                                                         120                                        118   01/11/16
11.01
11.02
11.03
12                                                         120                                        119   02/11/16
13                                                         120                                        118   01/11/16
14                                                         120                                        117   12/11/15
14.01
14.02
15                                                         120                                        118   01/11/16
17                                                         120                                        118   01/11/16
19                                                         120                                        118   01/11/16
20                                                         120                                        117   12/11/15
21                                                         120                                        118   01/11/16
22                                                         120                                        118   01/11/16
23                                                         120                                        118   01/11/16
24                                                         120                                        107   02/11/15
26                                                         120                                        118   01/11/16
27                                                         120                                        118   01/11/16
28                                                         120                                        118   01/11/16
29                                                         120                                        118   01/11/16
30                                                         120                                        118   01/11/16
32                                                         120                                        118   01/11/16
33                                                         120                                        118   01/11/16
34                                                         120                                        119   02/11/16
37                                                         120                                        118   01/11/16
38                                                         120                                        118   01/11/16
40                                                         120                                        118   01/11/16
42                                                         120                                        118   01/11/16
43                                                         120                                        116   11/11/15
44                                                         120                                        118   01/11/16
45                                                         120                                        113   08/06/15
47                                                         120                                        115   10/11/15
48                                                         120                                        115   10/11/15
50                                                         120                                        118   01/11/16
51                                                         120                                        118   01/11/16
52                                                         120                                        118   01/11/16
55                                                         120                                        116   11/11/15
56                                                         120                                        116   11/11/15
57                                                          60                                         58   01/11/11
58                                                         120                                        118   01/11/16
59                                                         120                                        118   01/11/16
60                                                         120                                        116   11/11/15
60.01
60.02
60.03
61                                                         120                                        118   01/11/16
63                                                         120                                        118   01/11/16
64                                                         120                                        118   01/11/16
65                                                         120                                        118   01/11/16
70                                                         120                                        117   12/11/15
71                                                         120                                        118   01/11/16
72                                                         120                                        117   12/11/15
75                                                         120                                        118   01/11/16
77                                                         120                                        118   01/11/16
81                                                         120                                        118   01/11/16
82                                                         120                                        118   01/11/16
84                                                         120                                        117   12/11/15
85                                                         120                                        116   11/11/15
86                                                         120                                        118   01/11/16
87                                                         120                                        114   09/11/15
88                                                         120                                        118   01/11/16
90                                                         120                                        118   01/11/16
91                                                         120                                        118   01/11/16
96                                                         120                                        118   01/11/16
100                                                        120                                        117   12/11/15
101                                                        120                                        117   12/11/15
102                                                        120                                        118   01/11/16
103                                                        120                                        118   01/11/16
104                                                         60                                         58   01/11/11
106                                                        120                                        118   01/11/16
107                                                        120                                        118   01/11/16
112                                                        120                                        116   11/11/15
113                                                        120                                        118   01/11/16
114                                                        120                                        118   01/11/16
117                                                        120                                        118   01/11/16
119                                                        180                                        177   12/11/20
120                                                         84                                         82   01/11/13
122                                                        120                                        119   02/11/16
124                                                         84                                         82   01/11/13
127                                                        120                                        118   01/11/16
128                                                        120                                        115   10/11/15
132                                                        120                                        117   12/11/15
133                                                        120                                        118   01/11/16
136                                                        120                                        117   12/11/15
138                                                        120                                        116   11/11/15
139                                                        120                                        117   12/11/15
141                                                        120                                        117   12/11/15
142                                                        120                                        118   01/11/16
144                                                        120                                        118   01/11/16
145                                                        120                                        118   01/11/16
145.01
145.02
145.03
145.04
145.05
145.06
147                                                        120                                        106   01/11/15
148                                                        120                                        115   10/11/15
151                                                        120                                        118   01/11/16
152                                                        120                                        118   01/11/16
154                                                        120                                        119   02/11/16
154.01
154.02
154.03
155                                                        120                                        118   01/11/16
156                                                        120                                        119   02/11/16
157                                                        120                                        118   01/11/16
159                                                        120                                        118   01/11/16
160                                                        120                                        118   01/11/16
161                                                        120                                        119   02/11/16
162                                                        120                                        117   12/11/15
163                                                        180                                        177   12/11/20
167                                                        120                                        113   08/11/15
168                                                        120                                        114   09/11/15
172                                                        120                                        118   01/11/16
175                                                        120                                        118   01/11/16
179                                                        120                                        117   12/11/15
184                                                        120                                        115   10/11/15
186                                                        120                                        119   02/11/16
186.01
186.02
190                                                        120                                        118   01/11/16
191                                                        120                                        118   01/11/16
194                                                        120                                        118   01/11/16
197                                                        120                                        119   02/11/16
198                                                        120                                        119   02/11/16
200                                                        120                                        118   01/11/16
202                                                        120                                        118   01/11/16
204                                                        120                                        117   12/11/15
205                                                        120                                        118   01/11/16
206                                                        120                                        118   01/11/16
213                                                        120                                        115   10/11/15
216                                                        120                                        118   01/11/16
218                                                        120                                        115   10/11/15
219                                                        120                                        118   01/11/16
220                                                        120                                        116   11/11/15
227                                                        120                                        117   12/11/15
232                                                        120                                        118   01/11/16
233                                                        120                                        118   01/11/16
243                                                        120                                        118   01/11/16
246                                                        120                                        115   10/11/15
256                                                        120                                        116   11/11/15
270                                                        120                                        118   01/11/16
282                                                        120                                        119   02/11/16
286                                                        120                                        115   10/11/15
287                                                        120                                        118   01/11/16
288                                                        120                                        117   12/11/15
299                                                        120                                        115   10/11/15
305                                                        120                                        116   11/11/15

Mortgage Loan Number   Original Amort Term (Mos.)   Remaining Amort Term (Mos.)   Ground Lease  Master Servicing Fee Rate   ARD Loan
--------------------   --------------------------   ---------------------------   ------------  -------------------------   --------
1                                             360                           360   Various                         0.02000%  N
1.01                                                                              Fee
1.02                                                                              Fee
1.03                                                                              Fee
1.04                                                                              Fee
1.05                                                                              Fee
1.06                                                                              Fee
1.07                                                                              Leasehold
1.08                                                                              Fee
1.09                                                                              Fee
1.10                                                                              Fee
2                                             360                           360   Both                            0.02000%  N
3                                              IO                            IO   Fee                             0.02000%  N
4                                             360                           360   Fee                             0.02000%  N
7                                             300                           300   Fee                             0.02000%  N
8                                             360                           360   Fee                             0.02000%  N
9                                             360                           358   Fee                             0.02000%  N
10                                            300                           300   Fee                             0.02000%  N
11                                            360                           358   Fee                             0.02000%  N
11.01                                                                             Fee
11.02                                                                             Fee
11.03                                                                             Fee
12                                             IO                            IO   Both                            0.02000%  N
13                                            360                           360   Fee                             0.02000%  N
14                                            360                           360   Fee                             0.02000%  N
14.01                                                                             Fee
14.02                                                                             Fee
15                                            360                           360   Fee                             0.02000%  N
17                                            360                           360   Fee                             0.07000%  N
19                                            360                           358   Fee                             0.02000%  N
20                                            360                           360   Fee                             0.02000%  N
21                                             IO                            IO   Fee                             0.02000%  N
22                                            360                           360   Fee                             0.02000%  N
23                                            360                           358   Fee                             0.02000%  N
24                                             IO                            IO   Fee                             0.02000%  N
26                                            360                           358   Fee                             0.02000%  N
27                                            360                           360   Fee                             0.02000%  N
28                                            360                           360   Fee                             0.06000%  N
29                                            360                           360   Fee                             0.02000%  N
30                                            360                           358   Fee                             0.02000%  N
32                                            360                           360   Fee                             0.02000%  N
33                                            360                           360   Fee                             0.02000%  N
34                                             IO                            IO   Fee                             0.02000%  N
37                                            360                           360   Fee                             0.02000%  N
38                                            360                           360   Fee                             0.02000%  N
40                                            360                           360   Fee                             0.02000%  N
42                                            360                           360   Fee                             0.05000%  N
43                                            360                           360   Fee                             0.02000%  N
44                                            360                           360   Fee                             0.02000%  N
45                                            360                           360   Fee                             0.02000%  N
47                                            300                           300   Fee                             0.02000%  N
48                                            360                           360   Fee                             0.02000%  N
50                                            360                           358   Fee                             0.02000%  N
51                                            360                           358   Fee                             0.02000%  N
52                                            360                           360   Fee                             0.02000%  N
55                                            360                           360   Fee                             0.02000%  N
56                                            300                           300   Leasehold                       0.02000%  N
57                                            360                           360   Fee                             0.02000%  N
58                                            360                           360   Fee                             0.02000%  N
59                                            360                           360   Fee                             0.02000%  Y
60                                            360                           356   Fee                             0.02000%  N
60.01                                                                             Fee
60.02                                                                             Fee
60.03                                                                             Fee
61                                            360                           360   Fee                             0.02000%  N
63                                            360                           360   Fee                             0.02000%  N
64                                            360                           358   Fee                             0.02000%  N
65                                            360                           358   Fee                             0.02000%  N
70                                            360                           360   Fee                             0.02000%  N
71                                            300                           298   Fee                             0.02000%  N
72                                            360                           360   Fee                             0.02000%  N
75                                            360                           360   Fee                             0.02000%  N
77                                             IO                            IO   Fee                             0.02000%  Y
81                                             IO                            IO   Fee                             0.06000%  N
82                                            360                           360   Fee                             0.02000%  N
84                                            300                           297   Leasehold                       0.02000%  N
85                                             IO                            IO   Fee                             0.02000%  Y
86                                            360                           360   Fee                             0.02000%  N
87                                            357                           357   Fee                             0.02000%  Y
88                                            360                           360   Fee                             0.02000%  N
90                                             IO                            IO   Fee                             0.02000%  N
91                                            324                           324   Fee                             0.02000%  N
96                                            360                           358   Fee                             0.02000%  N
100                                           360                           357   Fee                             0.02000%  N
101                                           300                           297   Fee                             0.02000%  N
102                                           360                           358   Fee                             0.02000%  N
103                                           360                           358   Fee                             0.02000%  N
104                                           300                           298   Fee                             0.02000%  N
106                                           360                           358   Fee                             0.02000%  N
107                                           360                           360   Fee                             0.02000%  N
112                                           360                           360   Fee                             0.02000%  N
113                                           360                           358   Fee                             0.02000%  N
114                                           360                           358   Fee                             0.02000%  N
117                                           360                           358   Fee                             0.02000%  N
119                                           360                           357   Fee                             0.02000%  N
120                                           300                           300   Fee                             0.02000%  N
122                                           360                           359   Fee                             0.02000%  N
124                                           300                           300   Fee                             0.02000%  N
127                                           360                           358   Fee                             0.02000%  N
128                                           360                           355   Fee                             0.02000%  N
132                                           360                           357   Fee                             0.02000%  N
133                                           360                           360   Fee                             0.02000%  N
136                                           360                           360   Fee                             0.02000%  N
138                                           360                           360   Fee                             0.02000%  N
139                                           360                           357   Fee                             0.02000%  N
141                                           360                           360   Fee                             0.02000%  N
142                                           360                           358   Fee                             0.02000%  N
144                                           360                           360   Fee                             0.02000%  N
145                                           360                           358   Fee                             0.02000%  N
145.01                                                                            Fee
145.02                                                                            Fee
145.03                                                                            Fee
145.04                                                                            Fee
145.05                                                                            Fee
145.06                                                                            Fee
147                                           300                           286   Fee                             0.02000%  N
148                                           360                           355   Fee                             0.02000%  N
151                                           360                           358   Fee                             0.02000%  Y
152                                           360                           358   Fee                             0.02000%  Y
154                                           360                           359   Fee                             0.02000%  N
154.01                                                                            Fee
154.02                                                                            Fee
154.03                                                                            Fee
155                                           360                           360   Fee                             0.02000%  N
156                                            IO                            IO   Fee                             0.02000%  N
157                                           360                           358   Fee                             0.02000%  Y
159                                           360                           360   Fee                             0.02000%  N
160                                           360                           360   Fee                             0.02000%  N
161                                           360                           360   Fee                             0.06000%  N
162                                           360                           357   Fee                             0.02000%  N
163                                           360                           357   Fee                             0.02000%  N
167                                            IO                            IO   Fee                             0.02000%  Y
168                                           355                           355   Fee                             0.02000%  Y
172                                           360                           360   Fee                             0.02000%  N
175                                           360                           360   Fee                             0.02000%  N
179                                           300                           297   Fee                             0.02000%  N
184                                           336                           336   Fee                             0.02000%  N
186                                           360                           360   Fee                             0.02000%  N
186.01                                                                            Fee
186.02                                                                            Fee
190                                           360                           358   Fee                             0.02000%  N
191                                           360                           360   Fee                             0.02000%  N
194                                           360                           358   Fee                             0.02000%  N
197                                           360                           359   Fee                             0.02000%  N
198                                           360                           360   Fee                             0.06000%  N
200                                           360                           358   Fee                             0.02000%  Y
202                                           360                           358   Fee                             0.02000%  Y
204                                           360                           357   Fee                             0.02000%  N
205                                           360                           358   Fee                             0.02000%  Y
206                                           360                           358   Fee                             0.02000%  N
213                                           360                           355   Fee                             0.02000%  N
216                                           360                           358   Fee                             0.02000%  Y
218                                           360                           355   Fee                             0.02000%  N
219                                           360                           358   Fee                             0.02000%  N
220                                           360                           356   Fee                             0.02000%  N
227                                           360                           357   Both                            0.02000%  Y
232                                           360                           358   Fee                             0.02000%  N
233                                           360                           358   Fee                             0.02000%  N
243                                           360                           358   Fee                             0.02000%  N
246                                            IO                            IO   Fee                             0.02000%  Y
256                                            IO                            IO   Fee                             0.02000%  Y
270                                           360                           358   Fee                             0.02000%  N
282                                           360                           359   Fee                             0.02000%  N
286                                            IO                            IO   Fee                             0.02000%  Y
287                                           360                           360   Fee                             0.02000%  N
288                                           300                           297   Fee                             0.02000%  N
299                                           360                           355   Fee                             0.02000%  N
305                                           360                           356   Fee                             0.02000%  N

Mortgage Loan Number   Anticipated Repayment Date
--------------------   --------------------------
1
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
2
3
4
7
8
9
10
11
11.01
11.02
11.03
12
13
14
14.01
14.02
15
17
19
20
21
22
23
24
26
27
28
29
30
32
33
34
37
38
40
42
43
44
45
47
48
50
51
52
55
56
57
58
59                     01/11/16
60
60.01
60.02
60.03
61
63
64
65
70
71
72
75
77                     01/11/16
81
82
84
85                     11/11/15
86
87                     09/11/15
88
90
91
96
100
101
102
103
104
106
107
112
113
114
117
119
120
122
124
127
128
132
133
136
138
139
141
142
144
145
145.01
145.02
145.03
145.04
145.05
145.06
147
148
151                    01/11/16
152                    01/11/16
154
154.01
154.02
154.03
155
156
157                    01/11/16
159
160
161
162
163
167                    08/11/15
168                    09/11/15
172
175
179
184
186
186.01
186.02
190
191
194
197
198
200                    01/11/16
202                    01/11/16
204
205                    01/11/16
206
213
216                    01/11/16
218
219
220
227                    12/11/15
232
233
243
246                    10/11/15
256                    11/11/15
270
282
286                    10/11/15
287
288
299
305

Mortgage Loan Number   Additional Interest Rate
--------------------   ------------------------------------------------------------------------------------------------
1
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
2
3
4
7
8
9
10
11
11.01
11.02
11.03
12
13
14
14.01
14.02
15
17
19
20
21
22
23
24
26
27
28
29
30
32
33
34
37
38
40
42
43
44
45
47
48
50
51
52
55
56
57
58
59                     Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
60
60.01
60.02
60.03
61
63
64
65
70
71
72
75
77                     Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%, capped at the maximum lawful rate
81
82
84
85                     Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
86
87                     Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%
88
90
91
96
100
101
102
103
104
106
107
112
113
114
117
119
120
122
124
127
128
132
133
136
138
139
141
142
144
145
145.01
145.02
145.03
145.04
145.05
145.06
147
148
151                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, each increasing annually by 0.25%
152                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, each increasing annually by 0.25%
154
154.01
154.02
154.03
155
156
157                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, each increasing annually by 0.25%
159
160
161
162
163
167                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
168                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%
172
175
179
184
186
186.01
186.02
190
191
194
197
198
200                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, each increasing annually by 0.25%
202                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, each increasing annually by 0.25%
204
205                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, each increasing annually by 0.25%
206
213
216                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, each increasing annually by 0.25%
218
219
220
227                    Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, each increasing annually by 0.25%
232
233
243
246                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
256                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
270
282
286                    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
287
288
299
305

Mortgage Loan Number   Loan Originator   Environmental Insurance   Cross Collateralized and Cross Defaulted Loan Flag
--------------------   ---------------   -----------------------   --------------------------------------------------
1                      Wachovia          N
1.01                                     N
1.02                                     N
1.03                                     N
1.04                                     N
1.05                                     N
1.06                                     N
1.07                                     N
1.08                                     N
1.09                                     N
1.10                                     N
2                      Wachovia          N
3                      Wachovia          N
4                      Wachovia          N
7                      Wachovia          N
8                      Wachovia          N
9                      Wachovia          N
10                     Wachovia          N
11                     Wachovia          N
11.01                                    N
11.02                                    N
11.03                                    N
12                     Wachovia          N
13                     Wachovia          N
14                     Wachovia          N
14.01                                    N
14.02                                    N
15                     Wachovia          N
17                     Wachovia          N
19                     Wachovia          N
20                     Wachovia          N
21                     Wachovia          N
22                     Wachovia          N
23                     Wachovia          N
24                     Wachovia          N
26                     Wachovia          N
27                     Wachovia          N
28                     Wachovia          N
29                     Wachovia          N
30                     Wachovia          N
32                     Wachovia          N
33                     Wachovia          N
34                     Wachovia          N
37                     Wachovia          N
38                     Wachovia          N
40                     Wachovia          N
42                     Wachovia          N
43                     Wachovia          N
44                     Wachovia          N
45                     Wachovia          N
47                     Wachovia          N
48                     Wachovia          N
50                     Wachovia          N
51                     Wachovia          N
52                     Wachovia          N
55                     Wachovia          N
56                     Wachovia          N
57                     Wachovia          N
58                     Wachovia          N
59                     Wachovia          N
60                     Wachovia          N                         Procacci Portfolio
60.01                                    N
60.02                                    N
60.03                                    N
61                     Wachovia          N
63                     Wachovia          N
64                     Wachovia          N
65                     Wachovia          N
70                     Wachovia          N
71                     Wachovia          N
72                     Wachovia          N
75                     Wachovia          N                         Arvada Portfolio
77                     Wachovia          Y
81                     Wachovia          N
82                     Wachovia          N
84                     Wachovia          N
85                     Wachovia          N
86                     Wachovia          N
87                     Wachovia          N                         GSA Portfolio
88                     Wachovia          N
90                     Wachovia          N
91                     Wachovia          N
96                     Wachovia          N
100                    Wachovia          N
101                    Wachovia          N
102                    Wachovia          N
103                    Wachovia          N
104                    Wachovia          N
106                    Wachovia          N
107                    Wachovia          N
112                    Wachovia          N
113                    Wachovia          N
114                    Wachovia          N
117                    Wachovia          N
119                    Wachovia          N
120                    Wachovia          N
122                    Wachovia          N
124                    Wachovia          N
127                    Wachovia          N
128                    Wachovia          N                         WOW portfolio
132                    Wachovia          N
133                    Wachovia          N
136                    Wachovia          N
138                    Wachovia          N
139                    Wachovia          N
141                    Wachovia          N
142                    Wachovia          N
144                    Wachovia          N
145                    Wachovia          N
145.01                                   N
145.02                                   N
145.03                                   N
145.04                                   N
145.05                                   N
145.06                                   N
147                    Wachovia          N
148                    Wachovia          N                         WOW portfolio
151                    Wachovia          N
152                    Wachovia          N                         3 MI Portfolio
154                    Wachovia          N
154.01                                   N
154.02                                   N
154.03                                   N
155                    Wachovia          N
156                    Wachovia          N
157                    Wachovia          N                         2 MI Portfolio
159                    Wachovia          N                         Arvada Portfolio
160                    Wachovia          N
161                    Wachovia          N
162                    Wachovia          N
163                    Wachovia          N
167                    Wachovia          N
168                    Wachovia          N                         GSA Portfolio
172                    Wachovia          N
175                    Wachovia          N
179                    Wachovia          N
184                    Wachovia          N
186                    Wachovia          N
186.01                                   N
186.02                                   N
190                    Wachovia          N                         Mini Walgreens Portfolio
191                    Wachovia          N
194                    Wachovia          N
197                    Wachovia          N
198                    Wachovia          N
200                    Wachovia          N                         2 MI Portfolio
202                    Wachovia          N                         3 MI Portfolio
204                    Wachovia          N
205                    Wachovia          N                         3 MI Portfolio
206                    Wachovia          N
213                    Wachovia          N                         WOW portfolio
216                    Wachovia          N
218                    Wachovia          N                         WOW portfolio
219                    Wachovia          N                         Mini Walgreens Portfolio
220                    Wachovia          N                         Procacci Portfolio
227                    Wachovia          N
232                    Wachovia          N
233                    Wachovia          N
243                    Wachovia          N
246                    Wachovia          N
256                    Wachovia          N
270                    Wachovia          N
282                    Wachovia          N
286                    Wachovia          N
287                    Wachovia          N
288                    Wachovia          N
299                    Wachovia          N                         WOW portfolio
305                    Wachovia          N                         Procacci Portfolio

Mortgage Loan Number   Prepayment Provisions   Early Defeasance   Secured by LC   Interest Accrual Method   Lockbox
--------------------   ---------------------   ----------------   -------------   -----------------------   ---------
1                      Y                       N                  N               Actual/360                Day 1
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
2                      Y                       N                  N               Actual/360                Day 1
3                      N                       N                  N               Actual/360                Day 1
4                      Y                       N                  N               Actual/360                Day 1
7                      Y                       N                  N               Actual/360
8                      Y                       N                  N               Actual/360                Springing
9                      Y                       N                  N               Actual/360                Day 1
10                     Y                       N                  N               Actual/360
11                     Y                       N                  N               Actual/360                Day 1
11.01
11.02
11.03
12                     Y                       N                  N               Actual/360                Springing
13                     Y                       N                  N               Actual/360                Springing
14                     Y                       N                  N               Actual/360
14.01
14.02
15                     Y                       N                  N               Actual/360
17                     Y                       N                  N               Actual/360                Springing
19                     Y                       N                  N               Actual/360                Day 1
20                     Y                       N                  N               Actual/360                Springing
21                     Y                       N                  N               Actual/360                Springing
22                     Y                       N                  N               Actual/360                Springing
23                     Y                       N                  N               Actual/360                Day 1
24                     N                       N                  N               Actual/360                Day 1
26                     Y                       N                  N               Actual/360                Day 1
27                     Y                       N                  N               Actual/360
28                     Y                       N                  N               Actual/360                Springing
29                     Y                       N                  N               Actual/360
30                     Y                       N                  N               Actual/360                Day 1
32                     Y                       N                  N               Actual/360                Springing
33                     Y                       N                  N               Actual/360
34                     Y                       N                  N               Actual/360                Day 1
37                     N                       N                  N               Actual/360                Day 1
38                     Y                       N                  N               Actual/360
40                     Y                       N                  N               Actual/360
42                     Y                       N                  N               Actual/360
43                     Y                       N                  N               Actual/360
44                     Y                       N                  N               Actual/360
45                     Y                       N                  N               Actual/360                Day 1
47                     Y                       N                  N               Actual/360
48                     Y                       N                  N               Actual/360                Springing
50                     Y                       N                  N               Actual/360                Day 1
51                     Y                       N                  N               Actual/360                Day 1
52                     Y                       N                  N               Actual/360                Day 1
55                     Y                       N                  N               Actual/360
56                     Y                       N                  N               Actual/360
57                     N                       N                  N               Actual/360
58                     Y                       N                  N               Actual/360                Springing
59                     Y                       N                  N               Actual/360                Springing
60                     Y                       N                  N               Actual/360                Day 1
60.01
60.02
60.03
61                     Y                       N                  N               Actual/360
63                     Y                       N                  N               Actual/360
64                     Y                       N                  N               Actual/360
65                     Y                       N                  N               Actual/360
70                     Y                       N                  N               Actual/360                Springing
71                     Y                       N                  Y               Actual/360
72                     Y                       N                  N               Actual/360
75                     Y                       N                  N               Actual/360
77                     N                       N                  N               Actual/360                Day 1
81                     Y                       N                  N               30/360
82                     Y                       N                  N               Actual/360
84                     Y                       N                  N               Actual/360                Day 1
85                     Y                       N                  N               Actual/360                Springing
86                     Y                       N                  N               Actual/360
87                     Y                       N                  Y               Actual/360                Day 1
88                     Y                       N                  N               Actual/360
90                     N                       N                  N               Actual/360
91                     Y                       N                  N               Actual/360
96                     Y                       N                  N               Actual/360                Springing
100                    Y                       N                  N               Actual/360
101                    Y                       N                  N               Actual/360
102                    Y                       N                  N               Actual/360
103                    Y                       N                  N               Actual/360
104                    Y                       N                  N               Actual/360
106                    Y                       N                  N               Actual/360
107                    Y                       N                  N               Actual/360                Springing
112                    Y                       N                  N               Actual/360
113                    Y                       N                  N               Actual/360                Springing
114                    Y                       N                  N               Actual/360
117                    Y                       N                  N               Actual/360
119                    Y                       N                  N               Actual/360
120                    Y                       N                  N               Actual/360                Day 1
122                    Y                       N                  N               Actual/360                Springing
124                    Y                       N                  N               Actual/360                Day 1
127                    Y                       N                  N               Actual/360
128                    Y                       N                  N               Actual/360
132                    Y                       N                  N               Actual/360
133                    Y                       N                  N               Actual/360
136                    Y                       N                  N               Actual/360
138                    Y                       N                  N               Actual/360
139                    Y                       N                  N               Actual/360
141                    Y                       N                  N               Actual/360
142                    Y                       N                  N               Actual/360
144                    Y                       N                  N               Actual/360
145                    Y                       N                  N               Actual/360
145.01
145.02
145.03
145.04
145.05
145.06
147                    Y                       N                  N               Actual/360
148                    Y                       N                  N               Actual/360
151                    Y                       N                  N               Actual/360                Springing
152                    Y                       N                  N               Actual/360                Springing
154                    Y                       N                  N               Actual/360
154.01
154.02
154.03
155                    Y                       N                  N               Actual/360
156                    Y                       N                  N               Actual/360
157                    Y                       N                  N               Actual/360                Springing
159                    Y                       N                  N               Actual/360
160                    Y                       N                  N               Actual/360
161                    Y                       N                  N               Actual/360
162                    Y                       N                  N               Actual/360
163                    Y                       N                  N               Actual/360
167                    Y                       N                  N               Actual/360                Springing
168                    Y                       N                  Y               Actual/360                Day 1
172                    Y                       N                  N               Actual/360
175                    Y                       N                  N               Actual/360                Day 1
179                    Y                       N                  N               Actual/360
184                    N                       N                  N               Actual/360
186                    Y                       N                  N               Actual/360
186.01
186.02
190                    Y                       N                  N               Actual/360
191                    Y                       N                  N               Actual/360
194                    Y                       N                  N               Actual/360
197                    Y                       N                  N               Actual/360
198                    Y                       N                  N               Actual/360
200                    Y                       N                  N               Actual/360                Springing
202                    Y                       N                  N               Actual/360                Springing
204                    Y                       N                  N               Actual/360
205                    Y                       N                  N               Actual/360                Springing
206                    Y                       N                  N               Actual/360
213                    Y                       N                  N               Actual/360
216                    Y                       N                  N               Actual/360                Springing
218                    Y                       N                  N               Actual/360
219                    Y                       N                  N               Actual/360
220                    Y                       N                  N               Actual/360                Day 1
227                    Y                       N                  N               Actual/360                Springing
232                    Y                       N                  N               Actual/360
233                    Y                       N                  N               Actual/360
243                    Y                       N                  N               Actual/360
246                    Y                       N                  N               Actual/360                Springing
256                    Y                       N                  N               Actual/360                Springing
270                    Y                       N                  N               Actual/360
282                    Y                       N                  N               Actual/360
286                    Y                       N                  N               Actual/360                Springing
287                    Y                       N                  N               Actual/360
288                    Y                       N                  N               Actual/360
299                    Y                       N                  N               Actual/360
305                    Y                       N                  N               Actual/360                Day 1

Mortgage Loan Number   Annual Deposit to Replacement Reserves   Initial Deposit to Capital Improvements Reserve
--------------------   --------------------------------------   -----------------------------------------------
1                                                     563,826                                            59,375
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
2                                                      61,812                                           400,994
3                                                     132,780
4                                                      58,896
7                                                   1,116,246
8                                                      67,463
9                                                     674,319
10                               2.0% of Yearly Gross Revenue
11                                                     77,344                                           193,810
11.01
11.02
11.03
12                                                     50,502                                           107,050
13                                                     56,507                                           218,750
14                                                    221,730
14.01
14.02
15
17                                                     40,149
19                                                    572,592                                           125,431
20
21
22                                                     43,636
23                                                    438,300                                            39,000
24
26                                                    371,659
27                                                     38,294
28
29                                                                                                       92,308
30                                                    459,258                                             9,138
32                                                     15,304                                            17,500
33                                                     17,169
34
37                                                     37,590                                             3,906
38                                                     11,700                                            18,000
40                                                      3,691                                             8,750
42                                                     63,600
43
44
45                                                     60,000
47                                 2.0% Yearly Gross Revenues
48                                                     24,147                                            17,850
50                                                    355,374                                            11,075
51                                                    238,649                                            25,738
52
55
56                                                    452,713                                            72,188
57                                                     23,013
58                                                     87,500                                             9,825
59
60                                                                                                      982,587
60.01
60.02
60.03
61
63
64
65                                                     11,750
70                                                     26,848
71                                                    214,993
72                                                     46,400                                           205,000
75                                                     66,000
77                                                     44,800
81                                                                                                       24,200
82                                                     24,656
84                              2.5% of Y early Gross Revenue                                            30,344
85
86                                                     47,000
87
88                                                                                                       10,938
90                                                      7,220                                             4,375
91                                                    108,328
96                                                     23,514
100                                                    30,250
101                                                   127,313
102                                                    57,304                                           494,719
103                                                    29,534
104                                   4.0% of Yearly Revenues
106                                                     7,200
107                                                    50,000                                            23,813
112
113                                                    25,556
114                                                    18,250
117                                                    41,250
119                                                    29,449
120                             4.0% of Yearly Gross Revenues
122                                                     5,571
124                                4.0% Yearly Gross Revenues
127                                                     5,580
128                                                                                                      25,094
132                                                    36,500                                            48,125
133                                                     5,133
136                                                     7,022                                            15,625
138
139                                                    29,172                                            15,519
141
142                                                     5,460
144
145                                                    18,500
145.01
145.02
145.03
145.04
145.05
145.06
147                                                     1,293
148                                                    42,188
151
152
154                                                     8,620
154.01
154.02
154.03
155                                                                                                      76,729
156
157
159                                                    27,000
160                                                    26,000                                             4,680
161                                                    28,750                                             2,156
162                                                    34,072
163                                                    18,345
167
168
172                                                    15,400
175
179                                                     5,466
184                                                                                                       4,188
186                                                     2,545                                             6,563
186.01
186.02
190
191                                                     3,362
194
197
198                                                    35,904                                             5,000
200
202
204
205
206
213                                                    29,691
216
218                                                    12,500
219
220
227
232
233
243
246
256
270
282
286
287
288                                                     1,628
299                                                     5,400
305

Mortgage Loan Number   Initial TI/LC Escrow   Ongoing TI/LC Footnote
--------------------   --------------------   ----------------------
1                                 3,304,625                       (2)
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
2                                                                 (2)
3
4                                12,968,321
7
8                                                                 (2)
9
10
11                                                                (2)
11.01
11.02
11.03
12                                  400,000
13                                1,000,000                       (2)
14
14.01
14.02
15
17                                  286,775                       (2)
19
20
21
22                            2,000,000 / 0                       (2)
23
24
26
27                                                                (2)
28
29
30
32                                  400,000                       (2)
33
34
37                                                                (2)
38
40                                                                (2)
42
43
44
45
47
48
50
51
52
55
56
57                                  500,000                       (2)
58
59
60
60.01
60.02
60.03
61
63
64
65
70                                                                (2)
71
72
75
77
81
82
84
85
86
87
88
90
91
96                                                                (2)
100
101
102
103
104
106
107
112
113                                                               (2)
114
117
119
120
122                                                               (2)
124
127
128
132
133                                                               (2)
136
138
139
141
142
144
145
145.01
145.02
145.03
145.04
145.05
145.06
147
148
151
152
154                                                               (2)
154.01
154.02
154.03
155
156
157
159
160
161
162
163
167
168
172
175
179                                  30,000                       (2)
184
186                                                               (2)
186.01
186.02
190
191                                                               (2)
194
197
198
200
202
204
205
206
213
216
218
219
220
227
232
233
243
246
256
270
282
286
287                                  13,845                       (2)
288                                                               (2)
299
305

(1) Two Mortgage Loans, representing 11.3% of the Cut-Off Date Pool Balance, are part of split loan structures and the related pari passu companion loans are not included in the trust fund with respect to each Mortgage Loan, unless otherwise specified.

(2) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(3) For purposes of determining the DSCR for 13 Mortgage Loans, representing 7.4% of the Cut-Off Date Pool Balance, such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(4) After the first loan year, Annual Deposit to Replacement Reserves is 4.0% of yearly revenues thereafter.

(5) After the first loan year, Annual Deposit to Replacement Reserves is 3.0% of yearly gross revenue for the second loan year and 4.0% thereafter.

(6) Annual Deposit to Replacement Reserves commences January 11, 2008.

(7) Annual Deposit to Replacement Reserves is $24,147 for the first four years.

(8) Annual Deposit to Replacement Reserves commences August 11, 2006.

(9) An additional $50,000 in February, March, April, and May of 2006 and $40,000 in January, February, March, April, and May of 2007 will be escrowed to replacement reserves in conjunction with the Property Improvement Plan.

                                   EXHIBIT B

                           Free Writing Prospectuses



1.    Free Writing Prospectus, dated February 12, 2006

2.    Free Writing Prospectus, dated February 13, 2006

3.    Free Writing Prospectus, dated February 21, 2006